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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 12, 2002

                                KOPIN CORPORATION
                                -----------------
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                     0-19882                 04-2833935
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(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)          Identification No.)


                695 Myles Standish Blvd., Taunton, MA 02780-1042
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (508) 824-6696
                                                           --------------






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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits.
         --------

         99.1 Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.  Regulation FD Disclosure.
         ------------------------

     Attached as an exhibit to this Form 8-K are the certifications of John C.
C. Fan, Chairman, President and Chief Executive Officer of Kopin, and Richard A. Sneider, Treasurer and Chief Financial Officer of Kopin, made solely for the purpose of satisfying the requirements of Section 906 of the Sarbanes-Oxley Act of 2002.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  KOPIN CORPORATION


Dated:  August 13, 2002           By: /s/ Richard A. Sneider
                                      ----------------------------------------
                                  Richard A. Sneider
                                  Treasurer and Chief Financial Officer
                                  (Principal Financial and Accounting Officer)





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